                              Securities and Exchange Commission
                              Washington, DC 20549
                              Form 8-K
                              Current Report
                              Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934
                              Date of report: 18-Dec-00
                              CIT Equipment Collateral 2000-1


A New York                    Commission File                    I.R.S. Employer
Corporation                   No. 0001114967                     No. 22-6846998

                              c/o AT&T Capital Corporation
                              650 CIT Drive, Livingston, N.J. 07039
                              Telephone Number (973) 740-5000

     ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-1
                            MONTHLY SERVICING REPORT


                                                         DETERMINATION DATE:                                12/18/00
                                                          COLLECTION PERIOD:                                11/30/00
                                                               PAYMENT DATE:                       DECEMBER 20, 2000

I.         AVAILABLE FUNDS

           A.  AVAILABLE PLEDGED REVENUES

                a.      Scheduled Payments Received                                                    23,616,653.51
                b.      Liquidation Proceeds Allocated to Owner Trust                                     645,235.90
                c.      Required Payoff Amounts of Prepaid Contracts                                    1,244,816.93
                d.      Required Payoff Amounts of Purchased Contracts                                          0.00
                e.      Proceeds of Clean-up Call                                                               0.00
                f.      Investment Earnings on Collection Account and Note Distribution Account                 0.00
                g.      Investment Earnings on Class A-2a Funding Account                                       0.00
                                                                                                      ---------------
                                                                  Total Available Pledged Revenues =   25,506,706.34

           B.  DETERMINATION OF AVAILABLE FUNDS

                a.      Total Available Pledged Revenues                                               25,506,706.34
                b.      Receipt from Class A-2 Swap Counterparty                                                0.00
                c.      Receipt from Class A-3 Swap Counterparty                                                0.00
                d.      Servicer Advances                                                               3,934,115.22
                e.      Recoveries of  prior Servicer Advances                                         (3,718,536.64)
                f.      Withdrawls from the Class A Principal Account, including Investment Earnings            0.00
                g.      Withdrawal from Cash Collateral Account                                         1,195,650.94
                                                                                                      --------------
                                                                  Total Available Funds =              26,917,935.86


II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

         1. Servicing Fee                                                                                        344,930.76

         2. Class A-1 Note Interest Distribution                            523,806.31
                         Class A-1 Note Principal Distribution           21,811,368.45
                          Aggregate Class A-1 distribution                                                    22,335,174.76

         3. Class A-2a Note Interest Distribution                           794,657.03
                         Class A-2a Note Principal Distribution                   0.00
                          Aggregate Class A-2a distribution                                                      794,657.03

         4. Class A-2b Note Interest Distribution                                 0.00
                         Class A-2b Note Principal Distribution                   0.00
                          Aggregate Class A-2b distribution                                                            0.00

         5. Class A-3 Note Interest Distribution                          1,057,073.89
                         Class A-3 Note Principal Distribution                    0.00
                          Aggregate Class A-3 distribution                                                     1,057,073.89

         6. Class A-4 Note Interest Distribution                            587,641.01
                         Class A-4 Note Principal Distribution                    0.00
                          Aggregate Class A-4 distribution                                                       587,641.01

         7. Deposit to the Class A Principal Account                                                                   0.00

         8. Class B Note Interest Distribution                               52,015.56
                         Class B Note Principal Distribution                348,053.75
                          Aggregate Class B distribution                                                         400,069.31

         9. Class C Note Interest Distribution                               70,181.91
                         Class C Note Principal Distribution                464,071.67
                          Aggregate Class C distribution                                                         534,253.58

        10. Class D Note Interest Distribution                               93,016.33
                         Class D Note Principal Distribution                580,089.59
                          Aggregate Class D distribution                                                         673,105.92

        11. Payment due to the Class A-2 Swap Counterparty                                                        76,805.32

        12. Payment due to the Class A-3 Swap Counterparty                                                       114,224.28

        13. Deposit to the Cash Collateral Account                                                                     0.00

        14. Amounts in accordance with the CCA Loan Agreement                                                          0.00

        15. To the holder of the equity certificate                                                                    0.00


                                              Collection Account Distributions =                              26,917,935.86
                                                                                                              ==============


    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1. Payment due on the Senior Loan                                                                        76,091.38

         2. Payment due on the Holdback                                                                          127,416.90

         3. Payment to the Depositor                                                                                   0.00

                                                                                                              =============
                                              Cash Collateral Account Distributions =                            203,508.28






III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


     -----------------------------------------------------------------------------------------------------------------------
            DISTRIBUTION               CLASS A-1             CLASS A-2A               CLASS A-3           CLASS A-4
     -----------------------------------------------------------------------------------------------------------------------
              AMOUNTS                    NOTES                 NOTES                    NOTES               NOTES

 1.          Interest Due                  523,806.31            794,657.03           1,057,073.89           587,641.01
 2         Interest Paid                   523,806.31            794,657.03           1,057,073.89           587,641.01
 3       Interest Shortfall                      0.00                  0.00                   0.00                 0.00
          ((1) minus (2))
 4         Principal Paid               21,811,368.45                  0.00                   0.00                 0.00

 5   Total Distribution Amount          22,335,174.76            794,657.03           1,057,073.89           587,641.01
      ((2) plus (4))



    --------------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION            CLASS B              CLASS C           CLASS D           TOTAL OFFERED         CLASS A-2b
    --------------------------------------------------------------------------------------------------------------------------
             AMOUNTS                NOTES                NOTES             NOTES                NOTES               NOTES

 1         Interest Due                52,015.56            70,181.91         93,016.33          3,178,392.04         0.00
 2        Interest Paid                52,015.56            70,181.91         93,016.33          3,178,392.04         0.00
 3      Interest Shortfall                  0.00                 0.00              0.00                  0.00         0.00
         ((1) minus (2))
 4       Principal Paid              348,053.75           464,071.67        580,089.59          23,203,583.46         0.00

 5  Total Distribution Amount         400,069.31           534,253.58        673,105.92         26,381,975.50         0.00
    ((2) plus (4))


IV. Information Regarding the Securities

     A Summary of Balance Information


     --------------------------------------------------------------------------------------------------------------------------
                               APPLICABLE            PRINCIPAL BALANCE      CLASS FACTOR    PRINCIPAL BALANCE      CLASS FACTOR
           CLASS                 COUPON                   DEC-00              DEC-00            NOV-00                NOV-00
                                  Rate                 Payment Date         Payment Date     Payment Date          Payment Date
     --------------------------------------------------------------------------------------------------------------------------

   a.   Class A-1 Notes            6.7230%              71,683,399.28      0.24840             93,494,767.73        0.32398
   b.   Class A-2a Notes           6.6088%             144,291,800.00      1.00000            144,291,800.00        1.00000
   c.   Class A-3 Notes            6.7488%             187,959,055.00      1.00000            187,959,055.00        1.00000
   d.   Class A-4 Notes            7.5800%              93,030,239.00      1.00000             93,030,239.00        1.00000
   e.   Class B Notes              7.5400%               7,930,284.47      0.69616              8,278,338.22        0.72671
   f.   Class C Notes              7.6300%              10,573,712.62      0.69616             11,037,784.29        0.72671
   g.   Class D Notes              8.0900%              13,217,140.78      0.69616             13,797,230.37        0.72671

   h.   Total Offered Notes                            528,685,631.14                         551,889,214.60

   i.   Class A-2b Notes                               144,291,800.00

   j.   ONE - MONTH LIBOR RATE                                6.6188%



     B Other Information



------------------------------------------------------------------------------------------------------
                                            SCHEDULED                          SCHEDULED
                                        PRINCIPAL BALANCE                  PRINCIPAL BALANCE
             CLASS                           DEC-00                             NOV-00
                                          PAYMENT DATE                       PAYMENT DATE
------------------------------------------------------------------------------------------------------

Class A-1 Notes                            85,310,021.00                     107,632,754.00






-----------------------------------------------------------------------------------------------------------------------
                                               TARGET               CLASS              TARGET            CLASS
                               CLASS      PRINCIPAL AMOUNT          FLOOR         PRINCIPAL AMOUNT       FLOOR
             CLASS          PERCENTAGE         DEC-00               DEC-00             NOV-00            NOV-00
                                            PAYMENT DATE         PAYMENT DATE       PAYMENT DATE      PAYMENT DATE
-----------------------------------------------------------------------------------------------------------------------

             Class A           94.00%          496,964,493.27                   518,775,861.73
             Class B            1.50%            7,930,284.47        0.00         8,278,338.22             0.00
             Class C            2.00%           10,573,712.62        0.00        11,037,784.29             0.00
             CLASS D            2.50%           13,217,140.78        0.00        13,797,230.37             0.00



V. PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT


          1. Principal Balance of Notes and Equity Certificates                                          551,889,214.60
             (End of Prior Collection Period)
          2. Contract Pool Principal Balance (End of Collection Period)                                  528,685,631.14
                                                                                               -------------------------
             Total monthly principal amount                                                               23,203,583.47



VI. CONTRACT POOL DATA



                                               -----------------------------------------------------------------------
   A.  CONTRACT POOL CHARACTERISTICS              ORIGINAL                 DEC-00                     NOV-00
                                                   POOL                PAYMENT DATE               PAYMENT DATE
                                               -----------------------------------------------------------------------


       1. a.  Contract Pool Balance                759,430,525.00          528,685,631.14               551,889,214.60
          b.  No of Contracts                              79,033                  64,302                       65,886

       2. Weighted Average Remaining Term                   39.70                    37.3                         37.6

       3. Weighted Average Original Term                     53.3




                                                          ---------------------------------------------------------------------
      B.  DELINQUENCY INFORMATION                                             % OF AGGREGATE
                                                              % of           REQUIRED PAYOFF      NO. OF     AGGREGATE REQUIRED
                                                            CONTRACTS             AMOUNT         ACCOUNTS      PAYOFF AMOUNTS
                                                          ---------------------------------------------------------------------

                                                                91.63%              91.84%          58,920     495,059,076.89
           1.      Current                                       4.38%               3.79%           2,817      20,416,975.65
                   31-60 days                                    1.78%               1.71%           1,143       9,225,938.67
                   61-90 days                                    0.99%               1.20%             637       6,482,287.68
                   91-120 days                                   1.22%               1.46%             785       7,862,470.43
                   120+ days
                   Total Delinquency                            100.0%              100.0%          64,302     539,046,749.32


           2.      Delinquent Scheduled Payments:

                   Beginning of Collection Period                                             10,145,539.60
                   End of Collection Period                                                   10,361,118.18
                                                                                           ----------------

                                       Change in Delinquent Scheduled Payments                   215,578.58



      C.  DEFAULTED CONTRACT INFORMATION


           1.    Required Payoff Amount on Defaulted Contracts                                 2,042,228.00
           2.    Liquidation Proceeds received                                                   645,235.90
                                                                                           -----------------
           3.    Current Liquidation Loss Amount                                               1,396,992.10

           4.    Cumulative Liquidation Losses to date                                         6,756,808.31

                                       % of Initial Contracts                                        1.784%
                                       % of Initial Contract Pool Balance                            0.890%



VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


     A. CASH COLLATERAL ACCOUNT


         1.     Opening Cash Collateral Account                                                                37,928,828.56

         2.     Deposit from the Collection Account                                                                     0.00

         3.     Withdrawls from the Cash Collateral Account                                                    (1,195,650.94)

         4.     Available amount                                                                               36,733,177.62

         5.     Required Cash Collateral Account Amount                                                        41,768,678.88

         6.     Cash Collateral Account Surplus/ (Shortfall)                                                   (5,035,501.30)

         7.     Release of Cash Collateral Surplus                                                                      0.00

         8.     Ending Cash Collateral Account                                                                 36,733,177.62




     B.  CASH COLLATERAL ACCOUNT LOANS

                  1.    Available Funds
                        a.  Excess Spread from Collection Account                                                       0.00
                        b.  Investment Earnings                                                                   203,508.28

                        Total Available Funds                                                                     203,508.28

                  2.    Distribution of Available Funds
                        a.  Senior Loan Interest                                                                   76,091.38
                        b.  Senior Loan Principal                                                                       0.00
                        c.  Holdback Amount Interest                                                              127,416.90
                        d.  Holdback Amount Principal                                                                   0.00
                        e.  Remainder to the Depositor                                                                  0.00

                  3.    Distribution of CCA Surplus:
                        a.  Senior Loan Principal                                                                       0.00
                        b.  Holdback Amount Principal                                                                   0.00
                        Total Distribution of Surplus                                                                   0.00

                  4.    Summary of Balance and Rate Information
                        Applicable Rates for the Interest Period:
                        a.  Libor Rate for the Interest Period                                            6.6188%
                        b.  Senior Loan Interest Rate                                                     9.6188%
                        c.  Holdback Amount Interest Rate                                                11.8688%



  -------------------------------------------------------------------------------
                                       DEC-00                   NOV-00
                                    PAYMENT DATE             PAYMENT DATE
  -------------------------------------------------------------------------------

  Item
  a.  Senior Loan                         9,492,881.56            9,492,881.56
  b.  Holdback Amount                    32,275,797.31           32,275,797.31





VIII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

                  1.    Opening Servicer Advance Balance                                                    10,145,539.60
                  2.    Current Period Servicer Advance                                                      3,934,115.22
                  3.    Recoveries of prior Servicer Advances                                               -3,718,536.64
                                                                                       -----------------------------------
                  4.    Ending Servicer Advance Balance                                                     10,361,118.18


     B. CLASS A-2a FUNDING ACCOUNT

                  1.    Opening Class A-2a Funding Account                                                 144,291,800.00

                  2.    Monthly Accrued Interest                                  0.00

                  2.    Investment Earnings                                                                          0.00

                  3.    Withdrawal to the Collection Account                                                         0.00

                  4.    Distribution to Class A-2a on Stated Maturity Date                                           0.00
                                                                                       -----------------------------------

                  5.    Ending Class A-2a Funding Account                                                  144,291,800.00


     C. CLASS A PRINCIPAL ACCOUNT

                  1.    Opening Class A Principal Account                                                            0.00

                  2.    Investment Earnings                                                                          0.00

                  3.    Withdrawls to the Collection Account                                                         0.00

                  4.    Deposits                                                                                     0.00
                                                                                       -----------------------------------

                  5.    Ending Class A Principal Account                                                             0.00


     D. OTHER RELATED INFORMATION

                  1.      Discount Rate                                                                           8.1540%

                  2.      Life to Date Prepayment (CPR)                                                              7.3%

                  3.    Life to Date Substitutions:

                        a.  Prepayments                                           0.00

                        b.  Defaults                                              0.00

                        a.  Prepayments                                           0.00

                        b.  Defaults                                              0.00


                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of
   April 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment Collateral 2000-1, NTC Funding Company LLC, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 10/20/00

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer